As filed with the Securities and Exchange Commission on April 30, 2015

Registration Nos.: 33-32763
811-5987

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
  UNDER THE SECURITIES ACT OF 1933  ☒

  Pre-Effective Amendment No.  ☐

  Post-Effective Amendment No. 35  ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
  ACT OF 1940  ☒

  Amendment No. 36  ☒

Morgan Stanley
New York Municipal Money Market Trust

(a Massachusetts business trust)

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036

(Address of Principal Executive Office)

Registrant's Telephone Number, Including Area Code: (800) 548-7786

Joseph C. Benedetti, Esq.
522 Fifth Avenue
New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

X	Immediately upon filing pursuant to paragraph (b)
On (date) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
On (date) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
On (date) pursuant to paragraph (a)(2) of Rule 485.

Amending the Prospectus and Updating Financial Statements

  If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

INVESTMENT MANAGEMENT

Morgan Stanley
New York Municipal
Money Market Trust

Prospectus

April 30, 2015

A money market fund that seeks to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity.

Share Class	Ticker Symbol
Reserve Class	DWNXX
AA Sweep Class	AANXX

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	1
Principal Risks	2
Past Performance	2
Fund Management	3
Purchase and Sale of Fund Shares	3
Tax Information	3
Payments to Broker-Dealers and Other Financial Intermediaries	3

Fund Details

Additional Information about the Fund's Investment Objective, Strategies and Risks	4
Portfolio Holdings	7
Fund Management	7

Shareholder Information

Pricing Fund Shares	8
Share Class Arrangements/Eligible Investors	8
How to Buy Reserve Class Shares	9
How to Exchange Reserve Class Shares	11
How to Sell Reserve Class Shares	13
How to Buy AA Sweep Class Shares	16
How to Exchange AA Sweep Class Shares	17
How to Sell AA Sweep Class Shares	17
Distributions	18
Frequent Purchase and Redemptions of Fund Shares	18
Tax Consequences	18
Additional Information	20
Financial Highlights	21

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

Fund Summary

Investment Objective

Morgan Stanley New York Municipal Money Market Trust (the "Fund") is a money market fund that seeks to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges and does not charge account or exchange fees. The Fund offers two Classes of shares: the Reserve Class and the AA Sweep Class. Each Class has the same fees and expenses. Each Class is offered to different groups of investors. See the "Share Class Arrangements/Eligible Investors" section for further information.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Reserve Class	AA Sweep Class
Advisory Fee	0.37%	0.37%
Shareholder Servicing Fee	0.10%	0.10%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses[1]	0.55%	0.55%
Fee Waivers and/or Expense Reimbursements[1]	0.49%	0.49%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.06%	0.06%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Reserve Class	$6	$19	$34	$77
AA Sweep Class	$6	$19	$34	$77

(1)  The Fund's "Distributor," Morgan Stanley Distribution, Inc. and its "Adviser" and "Administrator," Morgan Stanley Investment Management Inc., have agreed to waive all or a portion of the Fund's shareholder services fee, advisory fee and administration fee, respectively, and/or reimburse expenses, to the extent that total expenses exceed total income of the Fund on a daily basis. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Principal Investment Strategies

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal and New York income taxes. The Adviser seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The Adviser generally invests substantially all of the Fund's assets in New York municipal obligations. The interest on these investments is exempt from New York state, city and federal income tax. The Adviser may at times purchase securities that pay interest that is exempt from federal income tax but not from New York state or city taxes. The Fund may invest any amount of its assets in New York municipal obligations (and to the extent the Fund may purchase other tax exempt securities) that pay interest income subject to the federal "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income.

Municipal obligations are securities issued by state and local governments and their agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper.

The Fund's investments may include tender option bonds and custodial receipts. Tender option bonds are municipal obligations held pursuant to a custodial arrangement and issued pursuant to an agreement with a third-party such as a bank or financial institution to provide the holder with the option of tendering the bond at periodic intervals. The holder of the tender option bond effectively holds a demand obligation that bears interest at prevailing short-term rates. Custodial receipts represent interests in future interest and/or principal payments on U.S. government securities or municipal obligations. Additionally, the Fund may invest in investment companies, including money market funds, and may invest some or all of its short-term cash investments in any money market fund advised or managed by the Adviser or its affiliates.

The Fund may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

The Fund has a fundamental policy of investing at least 80% of its assets in New York tax-exempt municipal obligations; these securities nevertheless may be subject to an "alternative minimum tax." A fundamental policy may not be changed without shareholder approval.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund. The principal risks of investing in this Fund include:

•  Credit and Interest Rate. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The Fund is subject to the added credit risk of concentrating its investments in a single state—New York—and its municipalities. Because the Fund concentrates its investments in securities issued by New York state and local governments and government authorities, the Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning the ability of New York issuers to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. The historically low interest rate environment increases the risk associated with rising interest rates. The Fund may face a heightened level of risk, especially since the Federal Reserve Board has ended its quantitative easing program and may begin to raise rates.

•  Tender Option Bonds and Custodial Receipts. The risks of tender option bonds and custodial receipts include the risk that the owner of such instruments may not be considered the owner for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax. Additionally, the occurrence of certain defaults or a credit rating downgrade on the underlying security may impair the ability to tender the bond or receipt back to the third-party provider of the demand option, thus causing the bond or receipt to become illiquid.

•  Investment Companies. An investment in an investment company is subject to the underlying risks of that investment company's portfolio securities. In addition to the Fund's fees and expenses, the Fund generally would bear its share of the investment company's fees and expenses.

•  Money Market Fund Regulation. The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). While the industry is still assessing the impact of these rule changes, they may affect the investment strategies, performance, operating expenses and structure of money market funds once implemented.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Reserve Class shares (effective November 1, 2005, the Fund's outstanding shares were reclassified as Reserve Class shares) performance from year-to-year and by showing the Fund's average annual returns for the one, five and 10 year periods and for the life of the Fund (where applicable). The performance of the AA Sweep Class shares will not differ because they have the same ongoing fees. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

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Annual Total Returns—Calendar Years

High Quarter	6/30/07	0.80%
Low Quarter	3/31/13	0.00%

Average Annual Total Returns For Periods Ended
December 31, 2014

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Reserve Class	0.01%	0.01%	0.94%	1.69%
AA Sweep Class	0.01%	0.01%	—	0.34%

*  Reserve Class commenced operations on March 20, 1990 and AA Sweep Class commenced operations on September 17, 2007.

For the Fund's most recent 7-day annualized yield, you may call toll-free (800) 548-7786.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Purchase and Sale of Fund Shares

AA Sweep Class shares may only be purchased through an Active Assets Account with Morgan Stanley Wealth Management. There is no minimum investment amount for the purchase of AA Sweep Class Shares, although the current minimum initial deposit into an "Active Asset Account" with Morgan Stanley Wealth Management is $5,000 in cash or securities. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How to Buy AA Sweep Class Shares."

The minimum initial investment is generally $5,000 for Reserve Class shares of the Fund. The minimum investment requirements may be waived for certain investments. You can purchase or sell Reserve Class shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO

64121-9804), by telephone ((800) 548-7786) or by contacting an authorized third-party, such as a broker, dealer or other financial intermediary that has entered into a selling agreement with the Fund's Distributor (each, a "Financial Intermediary"). In addition, you can sell Fund shares at any time through the check-writing option or by enrolling in a systematic withdrawal plan. Your shares will be sold at the next price calculated after we receive your order to redeem. For more information, please refer to the section of this Prospectus entitled "Shareholder Information."

To contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you or access our office locator at www.morganstanley.com.

Tax Information

Your income dividend distributions are normally exempt from federal and New York state and city income taxes to the extent they are derived from New York municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes. Income derived from some municipal securities is subject to the federal "alternative minimum tax." If the Fund makes any capital gain distributions, or other distributions from any taxable income, those distributions will normally be subject to federal, New York State and New York City income tax when they are paid, whether you take them in cash or reinvest them in Fund shares.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

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Fund Details

Additional Information about the Fund's Investment Objective, Strategies and Risks

Investment Objective

Morgan Stanley New York Municipal Money Market Trust is a money market fund that seeks to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity.

Principal Investment Strategies

Money Market

A mutual fund having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

Yield

The Fund's yield reflects the actual income the Fund pays to you expressed as a percentage of the Fund's share price. Because the Fund's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Fund's yield will vary.

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal and New York income taxes. The Adviser seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The Adviser generally invests substantially all of the Fund's assets in New York municipal obligations. The interest on these investments is exempt from New York state, city and federal income tax. The Adviser may at times purchase securities that pay interest that is exempt from federal income tax but not from New York state or city taxes. The Fund may invest any amount of its assets in New York municipal obligations (and to the extent the Fund may purchase other tax exempt securities) that pay interest income subject to the federal "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. See the section of this Prospectus entitled "Shareholder Information—Tax Consequences" for more details.

Municipal obligations are securities issued by state and local governments and their agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's full faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. The Fund's investments in municipal obligations may also include tender option bonds and custodial receipts.

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The Fund may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

The Fund has a fundamental policy of investing at least 80% of its assets in New York tax-exempt municipal obligations; these securities nevertheless may be subject to an "alternative minimum tax." A fundamental policy may not be changed without shareholder approval.

The Fund may invest in investment companies, including money market funds, and may invest all or some of its short-term cash investments in any money market fund advised or managed by the Adviser or its affiliates.

The Adviser actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds, such as the Fund, to invest only in debt obligations of high quality and short-term maturities.

In pursuing the Fund's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others.

Additional Investment Strategy Information

This section provides additional information relating to the Fund's investment strategies.

Defensive Investments. When the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may hold without limit cash for temporary defensive purposes that may be inconsistent with the Fund's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Fund's performance. Using defensive investments could cause the Fund to fail to meet its investment objective.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

Credit and Interest Rate. A principal risk of investing in the Fund is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. However, unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a

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single state—New York—and its municipalities. Because the Fund concentrates its investments in securities issued by New York state and local governments and government authorities, the Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning the ability of New York issuers to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The historically low interest rate environment increases the risk associated with rising interest rates. The Fund may face a heightened level of risk, especially since the Federal Reserve Board has ended its quantitative easing program and may begin to raise rates.

Tender Option Bonds and Custodial Receipts. Tender option bonds and custodial receipts are instruments similar to variable rate demand obligations. Tender option bonds are municipal obligations held pursuant to a custodial arrangement and issued pursuant to an agreement with a third-party such as a bank or financial institution to provide the holder with the option of tendering the bond at periodic intervals. The holder of the tender option bond effectively holds a demand obligation that bears interest at prevailing short-term rates. Custodial receipts represent interests in future interest and/or principal payments on U.S. government securities or municipal obligations and provide the holder with the option of tendering the receipt back to the custodian or trustee. The risks of tender option bonds and custodial receipts include the risk that the owner of such instruments may not be considered the owner for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax. Additionally, the occurrence of certain defaults or a credit rating downgrade on the underlying security may impair the ability to tender the bond or receipt back to the third-party provider of the demand option, thus causing the bond or receipt to become illiquid. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act, including the Volcker Rule, among other regulatory changes, may affect the ability of bank-sponsored tender option bonds to continue to operate or remain cost-effective investments for the Fund.

Investment Companies. An investment in an investment company is subject to the underlying risks of that investment company's portfolio securities. In addition to the Fund's fees and expenses, the Fund generally would bear its share of the investment company's fees and expenses.

Money Market Fund Regulation. The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). While the industry is still assessing the impact of these rule changes, they may affect the investment strategies, performance, operating expenses and structure of money market funds once implemented.

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Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

Fund Management

Morgan Stanley Investment Management Inc.

The Adviser, together with its affiliated asset management companies, had approximately
$406.6 billion in assets under management or supervision as of March 31, 2015.

The Fund has retained the Adviser—Morgan Stanley Investment Management Inc.—to provide investment advisory services. The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: "MS"), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Fund pays the Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2014, the Fund paid total investment advisory compensation (net of fee waivers and/or affiliated rebates, if applicable) amounting to 0.00% of the Fund's average daily net assets.

Morgan Stanley Investment Management Inc., as the Adviser and the Administrator, has agreed to assume all operating expenses of the Fund and to waive the advisory fee and administration fee, as applicable, to the extent that such expenses and fees, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), on an annualized basis exceeds 0.60% of the average daily net assets of the Fund. In addition, Morgan Stanley Distribution, Inc., as the Distributor, and the Adviser/Administrator have agreed to waive all or a portion of the Fund's shareholder services fee, advisory fee and administration fee, respectively, and/or reimburse expenses, to the extent that total expenses exceed total income of the Fund on a daily basis. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's Semi-Annual Report to Shareholders for the period ended June 30, 2014.

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Shareholder Information

Pricing Fund Shares

The price of Fund shares, called net asset value ("NAV"), is based on the amortized cost of the Fund's portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its cost, rather than market forces.

The NAV per share of the Fund is determined once daily, at the NYSE close (normally 4:00 p.m. Eastern time), on each day that the NYSE is open. Shares will generally not be priced on days that the NYSE is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same day credit for purchase and redemption orders received after the Fund's closing time and credit will be given on the next business day.

The Fund may also elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

To the extent the Fund invests in open-end management companies (other than exchange-traded funds) that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), the Fund's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Share Class Arrangements/Eligible Investors

Contacting a Morgan Stanley Financial Advisor

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com

The Fund offers two Classes of shares: the Reserve Class shares and the AA Sweep Class shares. The general public is offered the Reserve Class shares. AA Sweep Class shares are offered exclusively to investors who have an Active Assets Account with Morgan Stanley Wealth Management (Morgan Stanley Wealth Management is affiliated with the Adviser.)

There are various account and service fees charged in connection with an Active Assets Account. Please refer to the respective Active Assets Account agreement for details. At any time, Morgan Stanley Wealth Management may change the fees charged and the services provided in connection therewith, as set forth in the Active Assets Account agreement. Please speak to your Morgan Stanley Financial Advisor for more information.

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How to Buy Reserve Class Shares

EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Morgan Stanley Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.

Minimum Investment Amounts. The minimum investment amounts for Reserve Class shares are as follows:

	Minimum Investment
Investment Options	Initial	Additional
Regular Account	$5,000	$100
EasyInvest®
(Automatically from your checking or savings account or Morgan Stanley
Money Market Fund)	not available	$100

The minimum initial and additional investment may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) qualified state tuition plans described in Section 529 of the Internal Revenue Code of 1986, as amended (the "Code"), and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Trustees; (5) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (6) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) certain other registered open-end investment companies whose shares are distributed by the Distributor; (8) investments made in connection with certain reorganizations as approved by the Adviser; (9) the reinvestment of dividends in additional Fund shares; or (10) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Purchasing Shares Through a Financial Intermediary. You may open a new account and purchase Reserve Class shares through your Financial Intermediary. Your Financial Intermediary will assist you with the procedures to invest in shares of the Fund. Your Financial Intermediary may charge transaction-based or other fees in connection with the purchase or sale of Fund shares. Please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

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Purchasing Shares Directly from the Fund.

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase Reserve Class shares by completing and signing a New Account Application provided by Boston Financial Data Services, Inc. (the "Transfer Agent"), which you can obtain by calling the Transfer Agent at (800) 548-7786 (our automated telephone system (which is generally accessible 24 hours a day, seven days a week)) and mailing it to Morgan Stanley New York Municipal Money Market Trust, c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley New York Municipal Money Market Trust.

Please note that payments to investors who redeem Reserve Class shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing Reserve Class shares by wire.

Initial Purchase by Wire

You may purchase Reserve Class shares by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to the Transfer Agent in advance of the wire by following instructions under "Initial Purchase by Mail." You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #99060238
Attn: Morgan Stanley Funds Subscription Account
Ref: (Fund Name, Account Number, Account Name)

Additional Investments. You may purchase additional Reserve Class shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional Reserve Class purchases directly from the Fund, you should, write a "letter of instruction" that includes your account name, the account number, the Fund name and the Class of shares you wish to purchase, signed by the account owner(s) to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." Instead of a letter you may mail a check along with the payment stub attached to the bottom portion of your account statement. You may also purchase additional Reserve Class shares by wire by following the instructions under "Initial Purchase by Wire."

General. To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with

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federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Reserve Class shares, the shares are purchased at the next share price calculated after we receive your purchase order in proper form accompanied by federal or other immediately available funds. You begin earning dividends the business day after the shares are purchased. We reserve the right to reject any order for the purchase of Fund shares for any reason.

Additional Purchase Information. If you are a customer of Morgan Stanley Wealth Management or another authorized dealer of Fund shares, you may upon request: (a) have the proceeds from the sale of listed securities invested in Fund shares the day after you receive the proceeds; and (b) pay for the purchase of certain listed securities by automatic sale of Fund shares that you own. If you are a customer of Morgan Stanley Wealth Management or another authorized dealer of the Fund's shares, you may have cash balances in your securities account of $1,000 or more automatically invested in shares of the Fund on the next business day after the balance is accrued in your account. Cash balances of less than $1,000 may be automatically invested in Fund shares on a weekly basis.

Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan. The Plan allows the Fund to pay shareholder servicing fees at an annual rate of up to 0.15% of its average daily net assets.

How to Exchange Reserve Class Shares

Permissible Fund Exchanges. You may only exchange Reserve Class shares of the Fund for shares of other Morgan Stanley Funds (as defined herein) if the Reserve Class shares were acquired in an exchange of shares initially purchased in a mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a "Morgan Stanley Multi-Class Fund"). In that case, the Fund shares may be subsequently re-exchanged for shares of the same Class of any Morgan Stanley Multi-Class Fund, if available, as the initially purchased shares or for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or the Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Of course, if an exchange is not permitted, you may sell Reserve Class shares and buy another Morgan Stanley Fund's shares with the proceeds. If you acquired Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Financial Intermediary. You may also write the Transfer Agent or call toll-free (800) 548-7786 to place an exchange order.

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Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the Fund which you are exchanging will be redeemed and shares of the Morgan Stanley Fund that you are purchasing will be purchased at the NAV per share next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. Morgan Stanley and its subsidiaries, the Transfer Agent and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other exchange procedures described in this section.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. On any business day that the NYSE closes early, or when the Securities Industry and Financial Markets Association recommends that the securities markets close early, the Fund may close early and purchase orders received after such earlier closing times will be processed the following business day. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the New Account Application. You may also opt out of telephone privileges at any time by contacting the Transfer Agent at (800) 548-7786. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

Margin Accounts. If you have pledged your Reserve Class shares in a margin account, contact your Financial Intermediary regarding restrictions on the exchange of such shares.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving Reserve Class shares or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

Exchanging Shares of Another Fund Subject to a Contingent Deferred Sales Charge ("CDSC"). There are special considerations when you exchange shares subject to a CDSC of another Morgan Stanley Fund for Reserve Class shares. When determining the length of time you held the shares and the corresponding CDSC rate, any

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period (starting at the end of the month) during which you held Reserve Class shares of the Fund will be counted. If shares subject to a CDSC were exchanged for Reserve Class shares of the Fund prior to August 1, 2007, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those Reserve Class shares while in the Fund up to the amount of any applicable CDSC. See the prospectus of the fund that charges the CDSC for more details.

For further information regarding exchange privileges, you should contact your Financial Intermediary or call toll-free (800) 548-7786.

How to Sell Reserve Class Shares

You can sell some or all of your Reserve Class shares at any time. Your Reserve Class shares will be sold at the next share price calculated after we receive your order to sell as described below.

Options	Procedures
Contact Your Morgan Stanley Financial Advisor/Financial Intermediary

To sell your Reserve Class shares, simply call your Financial Intermediary. Payment will be sent to the address to which the account is registered or deposited in your brokerage account. Your Financial Intermediary may charge transaction-based or other fees in connection with the purchase or sale of the Fund's shares. Please contact your Financial Intermediary for more information regarding any such fees.

Check-Writing Option	You may order a supply of blank checks by contacting your Financial Intermediary or calling toll-free (800) 548-7786.
Checks may be written in any amount not less than $500. You must sign checks exactly as your Reserve Class shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specified that all owners are required to sign checks. Only accounts in which no share certificates have been issued are eligible for the check-writing privilege.
Payment of check proceeds normally will be made on the next business day after we receive your check in proper form. Reserve Class shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until 15 days after the Transfer Agent receives the check used for investment. A check will not be honored in an amount exceeding the value of the account at the time the check is presented for payment.

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Options	Procedures
Contact the Fund By Letter	You can also sell your Reserve Class shares by writing a "letter of instruction" that includes:
■ the name on your account and account number;
■ the name of the Fund;
■ the dollar amount or the number of shares you wish to sell;
■ the signature of each owner as it appears on the account; and
■ whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you.
If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 548-7786 for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
Mail the letter to Boston Financial Data Services, Inc. at P.O. Box 219804, Kansas City, MO 64121-9804. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation. A check or wire will be sent according to your instructions.
Systematic Withdrawal Plan	If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
When you sell Reserve Class shares through the systematic withdrawal plan, the shares may be subject to a CDSC if they were obtained in exchange for shares subject to a CDSC of another Morgan Stanley Fund. The CDSC, however, will be waived in an amount up to 12% annually of the Fund's value, although Fund shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. See the prospectus of the fund that charges the CDSC for more details.
Contact the Fund By Telephone or Wire

To sell Reserve Class shares by telephone or wire, first complete a telephone redemption application designating a bank account. Redemptions for more than $1,000 will be wired to your bank account (your bank may charge a fee for this service). For redemptions for less than $1,000, a check will be mailed to your bank account. For more information or to request a telephone redemption application, call the Transfer Agent toll-free at (800) 548-7786.

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Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you or a wire will be sent to your bank within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your Reserve Class shares suspended under unusual circumstances. If you request to sell Reserve Class shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Payments-in-Kind. If we determine that it is in the best interest of the Fund not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you securities held by the Fund. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder whose shares, due to sales by the shareholder, have a value below $1,000. However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

Money Market Fund Automatic Sale—Automatic Redemption Procedures. If you maintain a brokerage account with Morgan Stanley Wealth Management or another authorized dealer of Reserve Class shares, you may elect to have your Reserve Class shares automatically sold from your account to satisfy amounts you owe as a result of purchasing securities or other transactions in your brokerage account.

If you elect to participate by notifying Morgan Stanley Wealth Management or another authorized dealer of Reserve Class shares, your brokerage account will be scanned each business day prior to the close of business (4:00 p.m. Eastern time). After any cash balances in the account are applied, a sufficient number of Reserve Class shares may be sold to satisfy any amounts you are obligated to pay to Morgan Stanley Wealth Management or another authorized dealer of Reserve Class shares. Sales will be effected on the business day before the date you are obligated to make payment, and Morgan Stanley Wealth Management or another authorized dealer of Fund shares will receive the sale proceeds on the following day.

EasyInvest®. You may invest in shares of certain other Morgan Stanley Funds by subscribing to EasyInvest®, an automatic purchase plan that provides for the automatic investment of any amount from $100 to $5,000 in shares of the specified fund. Under EasyInvest®, you may direct that a sufficient number of Reserve Class shares be automatically sold and the proceeds transferred to the Transfer Agent, on a semi-monthly, monthly or quarterly basis, for investment in shares of the specified fund. Sales of your Reserve Class shares will be made on the business day preceding the investment date and the Transfer Agent will receive the proceeds for investment on the day following the sale date.

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Margin Accounts. If you have pledged your Reserve Class shares in a margin account, contact your Financial Intermediary regarding restrictions on the sale of such shares.

How to Buy AA Sweep Class Shares

Cash balances in your Active Assets Account that are not invested in securities or other investments will be automatically invested in AA Sweep Class shares on days that the NYSE is open for business (a "business day"). Other Active Assets funds also are available as a sweep investment, please contact your Morgan Stanley Financial Advisor for additional information. You may change your investment selection at any time by notifying your Morgan Stanley Financial Advisor. Upon selecting a different fund, your shares held in the previously designated fund will automatically be sold and reinvested in shares of the newly selected fund.

Your Active Assets Account will be reviewed on each business day to determine whether it has a cash balance as a result of any credits accrued that day. Credits to your Active Assets Account may arise, for example, from sales of securities or from direct cash payments into the Active Assets Account. The cash balance, reduced by any debits to your Active Assets Account incurred that day, will be used to purchase shares of the fund of your choice on the next business day at the fund's share price calculated on that next day. Debits to your Active Assets Account may arise from purchases of securities, other Active Assets Account charges, debit card purchases, cash advances, or withdrawals, and any checks written against the Active Assets Account.

Dividends are not earned until the next business day following the purchase of AA Sweep Class shares.

If you make a cash payment into your Active Assets Account after your Financial Advisor's deadline for processing checks has passed, then investments in the AA Sweep Class may not occur until the second business day after the payment is made (and at the price of the Fund's shares calculated on that second business day). No payments into the Active Assets Account will be credited until federal or other immediately available funds become available to the account.

There is no minimum investment amount for investors, although the current minimum initial deposit into an Active Assets Account is $5,000 in cash or securities.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan. The Plan allows the Fund to pay shareholder servicing fees at an annual rate of up to 0.15% of its average daily net assets.

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How to Exchange AA Sweep Class Shares

AA Sweep Class shares are not exchangeable for shares of other Morgan Stanley Funds or classes of Morgan Stanley Funds.

How to Sell AA Sweep Class Shares

Automatic Sales. Your Active Assets Account will be reviewed on each business day to determine whether it has a negative balance as a result of debits incurred on that day. Of course, the negative balance will be reduced by any credits accrued to the Active Assets Account on that day. On the next business day, a sufficient number of your AA Sweep Class shares will automatically be sold to equal the value of the negative balance. The sale price of the AA Sweep Class's shares will be the share price calculated on that next business day. If the value of your AA Sweep Class shares is insufficient to equal the negative balance, Morgan Stanley Wealth Management is authorized to take the actions described in your client account agreement, including, if you are eligible, applying a margin loan to your account or accessing your line of credit, as applicable, to cover outstanding debits.

In addition, if Morgan Stanley Wealth Management exercises its right to terminate the Active Assets Account you are invested in, then all of your AA Sweep Class shares will be sold.

Voluntary Sales. If you wish to sell all or some of your AA Sweep Class shares, you may do so by:

a) writing a check against your account in an amount equal to the value of shares you wish to sell (there may be fees imposed for writing these checks);

b) obtaining cash using your debit card (there may be fees imposed and certain limitations on withdrawals); or

c) calling your Morgan Stanley Financial Advisor.

Once you have taken any of these steps, AA Sweep Class shares will be sold at the AA Sweep Class share price next calculated. Proceeds from your sale of AA Sweep Class shares will be reduced by any outstanding debits to your account. Prior to selling any AA Sweep Class shares through any of the above methods you should call your Morgan Stanley Financial Advisor to determine the value of AA Sweep Class shares you own. If there is an insufficient value of AA Sweep Class shares to cover your account withdrawals (i.e., debit card purchases or checks written), then Morgan Stanley Wealth Management may take the authorized steps described in your client account agreement.

Payment for AA Sweep Class shares sold may be postponed or the right to have AA Sweep Class shares sold may be suspended under unusual circumstances. If you request to sell AA Sweep Class shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

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Distributions

Targeted
DividendsSM

You may select to have your Fund distributions automatically invested in another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.

The Fund passes substantially all of its earnings along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions." The Adviser does not anticipate that there will be significant capital gain distributions.

The Fund declares and reinvests income dividend amounts on each day the NYSE is open for business, to shareholders of record as of the close of business the preceding day. These distributions are paid (or credited to your account) no later than the last business day of each month. Capital gains, if any, are distributed periodically.

Distributions are reinvested automatically in additional shares of the Fund (rounded to the last 1/100 of a share) and automatically credited to your account unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the end of the month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

Frequent Purchases and Redemptions of Fund Shares

Because, as a money market fund, the Fund's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of shares by Fund shareholders generally do not present risks for other shareholders of the Fund. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to other Morgan Stanley Funds are not applicable with respect to frequent purchases and redemptions of Fund shares. However, frequent trading by Fund shareholders can disrupt management of the Fund and raise its expenses. Therefore, we may not accept any request for a purchase when we believe that it is being used as a tool for market-timing and we may bar shareholders who trade excessively from making further purchases for an indefinite period.

Tax Consequences

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Your income dividend distributions are normally exempt from federal and New York state and city income taxes—to the extent they are derived from New York municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

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Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).

If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for income tax purposes.

The Fund may derive gains in part from municipal obligations that the Fund purchased below their principal or face values. All or a portion of these gains may be taxable to you as ordinary income rather than capital gains.

If the Fund makes any capital gain distributions, or other distributions from any taxable income, those distributions will normally be subject to federal, New York State and New York City income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund does not anticipate that it will make any distributions eligible for the reduced rate of taxation applicable to qualified dividend income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

You will be sent a statement (U.S. Internal Revenue Service ("IRS") Form 1099-DIV) by February of each year showing the distributions paid to you in the previous year. The statement provides information on your dividends and any interest and capital gains for tax purposes.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax

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on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Additional Information

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to Morgan Stanley Smith Barney LLC or other Financial Intermediaries or service providers in connection with the sale, distribution, marketing or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide Morgan Stanley Smith Barney LLC or such other Financial Intermediary with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights tables reflect the financial performance of the Reserve Class shares ("Class R shares") and the AA Sweep Class shares ("Class S shares"). The ratio of expenses to average net assets listed in the tables below are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund's average net assets decrease over the Fund's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

This information for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request. The financial highlights for the year ended December 31, 2010 have been audited by another independent registered public accounting firm.

CLASS R SHARES

For The Year Ended December 31,	2014		2013		2012		2011		2010^
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)
Less dividends from net investment income	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios to Average Net Assets(2):
Net expenses	0.06	%(3)	0.10	%(3)	0.15	%(3)	0.13	%(3)	0.30	%(3)
Net investment income	0.01	%(3)(4)	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.00	%(3)(4)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$362,299		$378,059		$418,547		$480,329		$31,242

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(1)  Amount is less than $0.001.

(2)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2014	0.55%	(0.48)%
December 31, 2013	0.56	(0.45)
December 31, 2012	0.57	(0.41)
December 31, 2011	0.55	(0.41)
December 31, 2010	0.69	(0.39)

(3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(4)  Amount is less than 0.005%.

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Financial Highlights (Continued)

CLASS S SHARES

For The Year Ended December 31,	2014		2013		2012		2011		2010^
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)
Less dividends from net investment income	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios to Average Net Assets(2):
Net expenses	0.06	%(3)	0.10	%(3)	0.15	%(3)	0.13	%(3)	0.30	%(3)
Net investment income	0.01	%(3)(4)	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.00	%(3)(4)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$988,727		$1,076,532		$973,913		$952,527		$143,694

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(1)  Amount is less than $0.001.

(2)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2014	0.55%	(0.48)%
December 31, 2013	0.56	(0.45)
December 31, 2012	0.57	(0.41)
December 31, 2011	0.55	(0.41)
December 31, 2010	0.69	(0.39)

(3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(4)  Amount is less than 0.005%.

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Notes

23

Notes

24

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Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders.

The Fund's Statement of Additional Information, dated April 30, 2015 (as may be supplemented from time to time), also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semi-Annual Report or Statement of Additional Information, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 548-7786. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

You also may obtain information about the Fund by calling your Financial Intermediary or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at: http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

INVESTMENT MANAGEMENT

Morgan Stanley New York Municipal Money Market Trust

Prospectus

April 30, 2015

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-5987)

Morgan Stanley Distribution, Inc., member FINRA.

© 2015 Morgan Stanley

DWNPRO-00

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2015

Morgan Stanley
New York
Municipal Money
Market Trust

Share Class	Ticker Symbol
Reserve Class	DWNXX
AA Sweep Class	AANXX

This Statement of Additional Information ("SAI") is not a prospectus. The Prospectus (dated April 30, 2015) for Morgan Stanley New York Municipal Money Market Trust may be obtained without charge from the Fund at its address or telephone number listed below.

The Fund's audited financial statements for the fiscal year ended December 31, 2014, including notes thereto, and the report of the Fund's independent registered public accounting firm, are herein incorporated by reference to the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
New York Municipal Money Market Trust
522 Fifth Avenue
New York, NY 10036
(800) 548-7786

TABLE OF CONTENTS

I.	Fund History	4
II.	Description of the Fund and Its Investments and Risks	4
	A. Classification	4
	B. Investment Strategies and Risks	4
	C. Fund Policies/Investment Restrictions	19
	D. Disclosure of Portfolio Holdings	20
III.	Management of the Fund	23
	A. Board of Trustees	23
	B. Management Information	24
	C. Compensation	35
IV.	Control Persons and Principal Holders of Securities	37
V.	Investment Advisory and Other Services	37
	A. Adviser and Administrator	37
	B. Principal Underwriter	38
	C. Services Provided by the Adviser and Administrator	39
	D. Shareholder Services Plan	39
	E. Other Service Providers	40
	F. Codes of Ethics	40
	G. Proxy Voting Policy and Proxy Voting Record	40
	H. Revenue Sharing	40
VI.	Brokerage Allocation and Other Practices	41
	A. Brokerage Transactions	41
	B. Commissions	41
	C. Brokerage Selection	42
	D. Regular Broker-Dealers	43
VII.	Capital Stock and Other Securities	43
VIII.	Purchase, Redemption and Pricing of Shares	44
	A. Purchase/Redemption of Shares	44
	B. Offering Price	45
IX.	Taxes	47
X.	Underwriters	50
XI.	Performance Data	50
XII.	Financial Statements	50
XIII.	Fund Counsel	50
Appendix A.	Morgan Stanley Investment Management Proxy Voting Policy and Procedures	A-1
Appendix B.	Description of Ratings	B-1

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

"Administrator" — Morgan Stanley Investment Management Inc., a wholly-owned fund services subsidiary of Morgan Stanley.

"Adviser" — Morgan Stanley Investment Management Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Custodian" — State Street Bank and Trust Company.

"Distributor" — Morgan Stanley Distribution, Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Financial Intermediaries" — Morgan Stanley authorized financial services representatives or other authorized third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor.

"Fund" — Morgan Stanley New York Municipal Money Market Trust, a registered no-load, open-end investment company.

"Independent Trustees" — Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

"Transfer Agent" — Boston Financial Data Services, Inc.

"Trustees" — The Board of Trustees of the Fund.

I. FUND HISTORY

The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 28, 1989, with the name Dean Witter/Sears New York Municipal Money Market Trust. Effective February 19, 1993, the Fund's name was changed to Dean Witter New York Municipal Money Market Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter New York Municipal Money Market Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley New York Municipal Money Market Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. Classification

The Fund is an open-end, diversified management investment company whose investment objective is to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity.

B. Investment Strategies and Risks

The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks" and "Additional Information about the Fund's Investment Objective, Strategies and Risks."

Lease Obligations. Included within the revenue bonds category in which the Fund may invest are participations in lease obligations or installment purchase contracts (collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities.

Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations do not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each lease obligation purchased by the Fund. If a lease obligation is determined to be "liquid," the security will not be included within the category "illiquid securities."

Taxable Securities. The Fund may invest up to 20% of its total assets, determined at the time of investment, in taxable money market instruments and repurchase agreements. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment proceeds of sale of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those non-New York tax-exempt securities which satisfy the standards established for New York tax-exempt securities may be purchased by the Fund.

The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the U.S. Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or F-1 by Fitch Ratings ("Fitch"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities. In addition to these securities, the Fund may also invest in taxable money market mutual funds.

Private Activity Bonds. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

Variable Rate and Floating Rate Obligations. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted either at pre-designated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right, whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Fund to maintain a stable net asset value ("NAV") per share and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Fund's investment quality requirements. Certain of the variable rate obligations may be in the form of preferred shares of registered closed-end investment companies.

Industrial Development and Pollution Control Bonds. The Fund may invest more than 25% of its total assets in industrial development and pollution control bonds (two kinds of tax-exempt municipal bonds) whether or not the users of the facilities financed by such bonds are in the same industry. In cases where such users are in the same industry, there may be additional risk to the Fund in the event of an economic downturn in such industry, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities.

Put Options. The Fund may purchase securities together with the right to resell them to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. The primary purpose of this practice is to permit the Fund to be fully invested in securities, the interest on which is exempt from federal and New York personal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund's policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

The Fund values securities which are subject to puts at their amortized cost and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on the Fund's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Fund's Trustees. Each dealer will be approved on its own merits and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Board of Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the Financial Industry Regulatory Authority ("FINRA") or members of a national securities exchange. The Trustees have directed the Adviser not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Adviser, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer.

In Revenue Ruling 82-144, the Internal Revenue Service ("IRS") stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for Federal income tax purposes.

Custodial Receipts. The Fund may invest in custodial receipts representing interests in U.S. government securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third-party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. The Fund holds the class of interest, or floating rate certificate, which receives tax-exempt interest based on short-term rates and has the ability to tender the certificate at par. As consideration for providing the tender option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds, and may collapse the tender option bond trust, in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund's average portfolio maturity. There is a risk that the Fund may not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status. Additionally, the Dodd-Frank Wall Street Reform and Consumer Protection Act, including the Volcker Rule, among other regulatory changes, may affect the ability of bank-sponsored tender option bonds to continue to operate or remain cost-effective investments for the Fund.

Repurchase Agreements. The Fund may invest in repurchase agreements. These agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution (such as a bank or broker-dealer) coupled with an agreement that the institution will repurchase the underlying security, at a specified price and at a fixed time in the future (or on demand, if applicable). The underlying security, which serves as collateral for the agreement will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. Such collateral will consist of securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite Nationally Recognized Statistical Rating Organization ("NRSROs") (as defined under Rule 2a-7 of the Investment Company Act). Additionally, upon an Event of Insolvency (as defined under Rule 2a-7) with respect to the seller, the collateral must qualify the repurchase agreement for preferential treatment under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements involving obligations other than U.S. government securities may be subject to special risks. Repurchase agreements secured by obligations that are not eligible for direct investment under the Fund's investment objective and restrictions may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 5% of its total assets.The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Fund's Adviser, liquidity or other conditions warrant.

When-Issued and Delayed Delivery Securities. From time to time, the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of its NAV. The Fund will also earmark or segregate cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.

Investment Company Securities. Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds. The Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act; (ii) the rules and regulations promulgated by the United States Securities and Exchange Commission ("SEC") under the Investment Company Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act. The Investment

Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

Money Market Funds.  To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses. The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). While the industry is still assessing the impact of these rule changes, they may affect the investment strategies, performance, operating expenses and structure of money market funds once implemented.

Exchange-Traded Funds ("ETFs").  The Fund may invest in various ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF, the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Borrowing. The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the SEC thereunder. Currently, the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the NAV of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including reverse repurchase agreements, provided that the Fund earmarks or segregates cash or liquid assets in accordance with applicable SEC regulations and interpretations.

Regulatory Matters.  The Fund has filed a notice of eligibility with the National Futures Association ("NFA") claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") pursuant to U.S. Commodity Futures Trading Commission Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended ("CEA"), with respect to the Fund's operations. Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a CPO under the CEA. If the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

The State of New York — Special Investment Considerations. As described in the Prospectus, except during temporary periods, the Fund will invest primarily in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York ("New York" or the "State") that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Such an official statement, together with any updates or supplements thereto, may generally be obtained upon request to the Division of Budget ("DOB") of the State.

State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

•  Manufacturing: Manufacturing employment continues to decline as a share of total State employment, as in most other states, and as a result New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment.

•  Trade, Transportation, and Utilities: As defined under the North American Industry Classification System, the trade, transportation, and utilities supersector accounts for the second largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for less proportional employment and wages for the State than for the nation as a whole.

•  Financial Activities: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes approximately one-fifth of total wages.

•  Other Service Sectors: The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for half of all nonagricultural jobs in New York. Information, education and health, and other services account for a higher proportion of total State employment than for the nation as a whole.

•  Agriculture: Farming is an important part of the economy in rural areas, although it constitutes only about 0.2% of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

•  Government: Federal, State, and local governments together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of approximately 40% of total State and local government employment.

The State's private sector labor market has continued to perform well, exhibiting robust growth in professional and business services, private educational services, and tourism-related leisure and hospitality services. Real estate and construction activity also remains strong. Strong private sector job growth of 2.1% is estimated for 2014, with growth expected to decelerate to 1.6% in 2015 as the State's labor market expansion matures. Preliminary data suggest that the long-term decline in government employment may also be coming to an end. Overall employment growth for 2014 and 2015 has been revised up to 1.7% and 1.4%, respectively.

Stronger than anticipated job growth for 2014 has resulted in upwardly revised wage growth of 6.2%. However, preliminary information suggests that disappointing fourth quarter earnings and revenues for the finance sector are likely to have resulted in reduced bonus payouts for the 2014-15 bonus season. DOB has reduced estimated finance and insurance sector bonus growth to only 3.6% on a 2014-15 State fiscal year basis. These lower bonus payouts have resulted in downward revisions to both total wages and personal income.

The recent weakening in several national economic indicators, largely in response to unusually harsh winter weather, is a risk to the New York forecast going forward. State labor market growth has held up well so far, but a weaker labor market than projected could result in lower wages, as well as lower household spending. As the nation's financial capital, financial market volatility poses a particularly large degree of uncertainty for New York. Events over the past year have demonstrated how sensitive markets can be to shifting expectations surrounding Federal Reserve policy. The resulting market gyrations are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be weaker than we expect, taxable capital gains realizations could be negatively affected.

Recent changes in Federal tax policy have added to economic uncertainty in creating a more challenging environment in which to forecast State income. Increases in tax rates at the national level in turn affect employer and taxpayer behavior, resulting in the shifting of income between tax years. These shifts tend to make it more difficult to identify the underlying trends in key economic indicators. In addition, both the bonus and non-bonus components of employee pay have become more difficult to estimate as Wall Street continues to adjust its compensation practices in the wake of new financial reform measures. Securities industry revenues have in the past been a useful predictor of bonus payouts, but that relationship has become much more erratic in recent years.

The State's Fund Structure. The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Government Funds, which includes both State and Federal Funds, comprise five major fund types, and provides the most comprehensive views of the financial operations of the State. It includes:

•  The General Fund. The General Fund is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources.

•  Special Revenue Funds. Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as Federal Grants, that are legally restricted to specified purposes.

•  Federal Special Revenue Funds. Federal Special Revenue Funds account for the proceeds of certain Federal Grants.

•  Capital Projects Funds. Capital Projects Funds account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds).

•  Debt Service Funds. Debt Service Funds account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease- purchase and contractual-obligation financing arrangements.

The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund, which receives the majority of State taxes.

•  Personal Income Tax. Personal income taxes are imposed on the New York source income of individuals, estates and trusts. Personal income taxes accounted for roughly 62% of All Government Funds tax receipts during the fiscal year 2014. The State tax adheres closely to the definitions of adjusted gross income and itemized deductions used for Federal Personal Income Tax ("PIT") purposes, with certain modifications. Receipts from this tax are sensitive to changes in economic conditions in the State and to taxpayers' responses to Federal and State law changes. Beginning tax year 2013 and continuing through 2017, New York tax brackets and standard deduction amounts are indexed to the Consumer Price Index ("CPI"). The current rate structure, which includes eight brackets with rates ranging between 4% and 8.82%, had been set to expire following tax year 2014, but fiscal year 2014 budget legislation extended these rates for an additional three years. After tax year 2017, the tax rates are scheduled to revert to the pre-2009 schedule of five tax intervals, ranging from 4% to 6.85%, but the remaining bracket ranges are set to maintain all CPI-based adjustments made through 2017.

•  Sales and Use Tax. User taxes and fees consist of several taxes on consumption, the largest of which is the State sales and compensating use tax. The sales and use tax is imposed, in general, on the receipts from the sale of all tangible personal property unless specifically exempted, and all services are exempt unless specifically enumerated. The current State sales tax rate is 4.0%, of which 50% of receipts is deposited in the General Fund, 25% is deposited in the Local Government Assistance Tax Fund and 25% is deposited in the Sales Tax Revenue Bond Fund. Receipts in excess of debt service requirements are transferred back to the General Fund. Although there are numerous exemptions, the most significant are: food; clothing and footwear items costing less than $110; drugs; medicine and medical supplies; residential energy; capital improvements and installation charges; machinery and equipment used in manufacturing; trade-in allowances; and goods sold to Federal, state or local governments.

•  Business Taxes. Business taxes include a general business corporation franchise tax as well as specialized franchise taxes on banks, insurance companies, certain transportation and transmission companies, and a cents-per-gallon-based levy on businesses engaged in the sale or importation for sale of various petroleum products. The corporation franchise tax is the largest of the business taxes, and the State's third largest source of revenue. It is imposed on all domestic general business corporations and foreign general business corporations which do business or conduct certain other activities in the State. The tax is imposed, generally, at a rate of 7.1% of taxable income allocated to New York. Taxable income is defined as Federal taxable income with certain modifications.

•  Other Taxes. Other tax revenues include taxes on legalized gambling, the estate tax, taxes on real estate transfers, certain other minor taxes and residual receipts following the repeal of the real property gains tax and the gift tax.

State Budget Process. The State budget process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. The Legislature may strike out or reduce an item of appropriation recommended by the Governor. The Legislature may add items of appropriation, provided such additions are stated separately. These additional items are then subject to line-item veto by the Governor. If the Governor vetoes an appropriation or a bill (or a portion thereof) related to the budget, these separately added items can be considered in accordance with the rules of each house of the Legislature. If, upon reconsideration, the items are approved by two-thirds of the members of each house, such items will become law notwithstanding the Governor's veto. Once the appropriation bills and other bills become law, the DOB revises the multi-year Financial Plan ("State Financial Plan") to reflect the Legislature's actions, and begins the process of implementing the enacted budget.

2014-2015 Enacted Budget. On March 31, 2014, the Legislature completed final action on the State budget for the fiscal year 2014-2015 ("Enacted Budget"). On April 11, 2014, the Governor completed his review of all budget bills, including the veto of certain line-item appropriations, none of which had a material impact on the State Financial Plan. The Enacted Budget gap-closing plan provides recurring savings and other actions over period from fiscal year 2014 to fiscal year 2017, reducing the General Fund budget gaps by a projected $2.0 billion in fiscal year 2015, $2.3 billion in fiscal year 2016, and $2.7 billion in fiscal year 2017. The fiscal year 2015 General Fund budget gap equals approximately 3.2% of projected General Fund receipts for fiscal year 2015. In total, the combined General Fund budget gap estimates for fiscal year 2014 through fiscal year 2017 is approximately $7.8 billion. By comparison, the budget gap closed in fiscal year 2012 alone was estimated at $10 billion.

During negotiations, the Governor and Legislature agreed to approximately $610 million in gross spending restorations and additions to the Executive Budget. Restorations are costs from the rejection of certain savings proposals contained in the Executive Budget. The impact of the restorations is accounted for through spending control measures. They also agreed to certain tax law changes that decrease revenues by $220 million in fiscal year 2015, and by lesser amounts in future years, compared to the Executive proposal.

DOB has identified $1.2 billion in new resources to fully fund the restorations, additions, tax law changes and revisions to tax receipts. These include savings from a combination of prepayments in fiscal year 2014, above the level planned in the fiscal year 2015 Executive Budget, re-estimates to estimated disbursements and transfers based on a review of fiscal year 2014 results ($643 million) and management of debt and capital resources including reimbursement, from planned bond sales and existing bond proceeds, of first-instance capital transfers made by the General Fund in prior years ($530 million).

Reductions from the fiscal year 2015 current-services forecast for agency operating costs, which include salaries, wages, fringe benefits, and non-personal service costs (e.g., supplies and utilities), contribute $92 million to the General Fund gap-closing plan for fiscal year 2015. $12.6 billion or 13.6% of the State Operating Funds Budget is projected to be spent on personal service costs and supports roughly 98,700 full-time equivalent employees under direct Executive control and another 15,100 employees of the Legislature and Judiciary.

Reductions from the fiscal year 2015 current-services forecast for local assistance spending, which includes financial aid to local governments and non-profit organizations as well as entitlement payments to individuals, are expected to generate $1.4 billion in General Fund savings. The most significant gap-closing actions in local assistance include: downward revisions to spending based on revised school district data as of November 2014, a revised estimate of costs associated with the preschool special education program and a revised estimate of costs associated with the summer school special education program; a $292 million reduction in projected Mental Hygiene spending stemming from an acceleration of payments — into fiscal year 2015 — associated with the State's transition to Medicaid Managed Care and prepayments for Voluntary Operated Intermediate Care Facilities and Day Habilitation services; lowered spending across several areas, including fringe benefit costs, community college base aid, Tuition Assistance Program and scholarship programs.

The Enacted Budget assumes savings through continued use of competitive bond sales, refundings, consolidation of debt issuances, the timing of bond sales and other debt management actions. In addition, the State paid $530 million of capital advances in fiscal year 2014 that are expected to be reimbursed in fiscal year 2015. The savings from debt management in fiscal year 2015 and fiscal year 2016 also reflect actual and planned prepayments of debt service. The Enacted Budget does not reflect the use of the $500 million in General Fund resources designated for debt management. DOB expects to make a decision on using those resources, based on market conditions, Financial Plan needs and other factors.

The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds (or "All Funds"), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State. The State has financed 40% of its operations outside of the General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. Historically, the State has financed an increasing share of its operations outside of the General Fund. The General Fund is the sole financing source for the School Tax Relief fund, and is typically the financing source of last resort for the State's other major funds, including the the New York State Health Care Reform Act ("HCRA") funds, the Dedicated Highway and Bridge Trust Fund and the Lottery Fund. Therefore, the General Fund projections account for any estimated funding shortfalls in these funds. Since the General Fund is the fund that is required to be balanced, the focus of the State's budgetary and gap-closing discussion is generally weighted toward the General Fund. The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State's finances by the DOB, and is updated quarterly, or more frequently as necessary, during the fiscal year.

New York's economic recovery continued in fiscal year 2014, with certain major tax groups registering gains compared with the prior year. Base receipts adjusted for tax law changes grew by 6.3% in fiscal year 2014 and are expected to increase by 3.2% in fiscal year 2015. Highlights include: a better than expected tax year 2012 PIT settlement, mainly the result of capital gains and income shifted from 2013 and other future years into 2012 in anticipation of higher Federal tax rates beginning in 2013; December 2013 and January 2014 PIT estimated payments that exceeded expectations, likely the result of stock market results; an increase in real estate transfer tax collections growth, generally from improved conditions downstate; strong estate tax collections, also likely due in some degree to the increase in net worth generated by stock market and real estate gains; robust sales tax collection growth resulting from Superstorm Sandy recovery spending; and weaker business tax results, mainly from the banking sector, whose profits suffered from fines and increased mortgage rates that reduced taxable income.

Projected increases in overall base growth in tax receipts are dependent on many factors: continued growth in a broad range of economic activities; improving profitability and moderate wage growth; recovery in the real estate market, particularly the residential market; and increases in consumer spending as a result of wage and employment gains.

Total All Funds receipts in 2015 are estimated at $148 billion, 7.5% above fiscal year 2014 results. State tax receipts are expected to increase 1.2% in fiscal year 2015. This modest increase is due to tax cuts enacted in 2014 and the partial repayment of tax credits deferred in tax years 2010-2012. In other State funds, fiscal year 2015 miscellaneous receipts are driven by year-to-year variations to health care surcharges and other HCRA resources, licensing fees associated with commercial gaming, bond proceeds, atypical fines and the phase-out of the temporary utility assessment.

Consistent with the projected growth in the New York economy over the multi-year Financial Plan period, the personal income and consumption/use tax categories are expected to grow. Business taxes and other taxes are expected to decline in some or all years due to tax cuts and reforms enacted in 2014.

General Fund user taxes and fees receipts for fiscal year 2015 are estimated to total over $6.6 billion, an increase of 1.4% ($91 million) from fiscal year 2014. This increase largely reflects increased sales tax collections offset by greater than trend declines in cigarette collections and cigar tax refunds.

All Funds income tax receipts for fiscal year 2015 are projected to be $43.8 billion, an increase of $852 million (2%) from fiscal year 2014 results. This primarily reflects increases in withholding and estimated payments attributable to the 2014 tax year, partially offset by a substantial decline in tax year 2013 extension payments.

All Funds consumption/use tax receipts for fiscal year 2015 are estimated to be $15.5 billion, a $355 million (2.4%) increase from fiscal year 2014 results. Sales tax receipts are expected to increase $506 million (4%) from fiscal year 2014, resulting from 5.9% base (i.e., absent law changes) growth, partially offset by law changes enacted with the fiscal year 2015 and previous fiscal year budgets. Cigarette and tobacco tax collections are estimated to decline $171 million (11.8%), primarily reflecting large declines in taxable cigarette consumption (particularly in New York City) and cigar tax refunds, resulting in part from a nonbinding Administrative Law Judge Determination (Matter of Davidoff of Geneva, Inc.). Motor fuel tax collections are expected to increase $14 million (3%), reflecting a rebound from a fiscal year 2014 decline caused by severe winter weather.

All Funds business tax receipts for fiscal year 2015 are estimated at $7.8 billion, a $482 million (6.6%) decrease from prior year results. The estimate reflects a decline resulting from the first year of the tax year 2010-2012 tax credit deferral payback to taxpayers (an incremental refund increase of $273 million) and enacted tax reductions for manufacturers which are estimated to reduce All Funds receipts by $223 million. Growth in the bank and insurance taxes is offset by declines in the corporate franchise tax (for the reasons stated below), the corporation and utilities tax and the petroleum business tax.

All Funds other tax receipts for fiscal year 2015 are estimated to be nearly $2.2 billion, a $41 million (1.9%) increase from fiscal year 2014 results. This reflects a $109 million (12%) increase in real estate transfer tax receipts, partially offset by a $69 million (5.6%) decrease in estate tax receipts. The estate tax decrease is primarily the result of fiscal year 2015 Enacted Budget legislation that raises the exemption level from $1 million to $5.25 million over a four-year period and an expected return (i.e., reduction) in fiscal year 2015 to a number of super-large estate payments (payments of over $25 million) consistent with long-term trends. The real estate transfer tax estimate reflects both an increase in the volume of transactions in New York City and modest price growth compared to the prior year.

All Funds miscellaneous receipts include monies received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, tribal-state compact revenue, financial settlements and a variety of fees and licenses. All Funds miscellaneous receipts are projected to total $30.4 billion in fiscal year 2015, an increase of 25.6% from fiscal year 2014. This increase is primarily due to one-time monetary settlements with certain banks. In addition to the monetary settlements, the fiscal year 2015 General Fund total includes a deposit of $1 billion from the State Insurance Fund ("SIF") reserve release in connection with Workers' Compensation law changes included in the fiscal year 2014 budget, which is an increase of $750 million from the amount received during the prior year. In other State funds, fiscal year 2015 miscellaneous receipts are driven by year-to-year variations to health care surcharges and other HCRA resources, bond proceeds, atypical fines and the phase-out of the temporary utility assessment. All Funds miscellaneous receipts are projected to decrease annually beginning in fiscal year 2016, mainly due to lower payments from SIF, the $5.4 billion in one-time monetary settlements expected to be received in fiscal year 2015, the phase-out of the temporary utility assessment and bond proceeds available to fund capital improvement projects.

Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, School Aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in Federally-reimbursed spending. Accordingly, DOB typically plans for Federal reimbursement to be received in the State fiscal year in which spending occurs, but timing sometimes varies. All Funds Federal grants are projected to total $52.9 billion in fiscal year 2015, an increase of $3.2 billion from fiscal year 2014, which is mainly driven by enhanced Federal Medicaid funding associated with The Patient Protection and Affordable Care Act.

General Fund disbursements in fiscal year 2015 are estimated to total $63.1 billion, an increase of $1.9 billion (3.1%) from fiscal year 2014 spending levels. State operations disbursements in the General Fund for fiscal year 2015 are estimated to total $7.9 billion, an increase of $541 million (7.4%) over preliminary fiscal year 2014 results. Total disbursements in fiscal year 2015 are estimated at $63.1 billion in the General Fund and $92.2 billion in State Operating Funds.

Medicaid, education, pension costs, employee and retiree health benefits and debt service are significant drivers of annual spending growth.

The Enacted Budget Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: national and international events; ongoing financial instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; and the effect of household debt on consumer spending and State tax collections.

2015-2016 Executive Budget. The Governor submitted his Executive Budget proposal for fiscal year 2016 ("2016 Executive Budget") on January 21, 2015, and amendments through February 20, 2015, as permitted by law. On February 25, 2015, DOB issued the Updated Financial Plan. The Updated Financial Plan includes updated estimates for the current fiscal year (fiscal year 2015), and projections for fiscal year 2016 through fiscal year 2019, which reflect the estimated impact of the Governor's Executive Budget proposals, as amended.

Debt and Other Financing Activities. The indebtedness of the State may be classified as State-supported debt and State-related debt.

"State-related debt" consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt to which the full faith and credit of the State has been pledged, moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. "State supported debt" is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. Since May 2002, the State has financed its capital program, previously financed through lease-purchase and contractual obligations of public authorities, with State PIT Revenue Bonds. As of March 31, 2014, total State-related debt outstanding was $55.2 billion. Debt measures continue to remain stable with debt outstanding as a percentage of personal income at about 5.2%.

•  Limitations on State-Supported Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term (i.e., for more than one year) general obligation borrowing unless the borrowing is authorized in a definite amount for a specific purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. Under State law, the use of debt is limited to capital works and purposes only, with a maximum term of 30 years. New State-supported debt outstanding was limited to 0.75% of State personal income in 2000-2001 and gradually increased until it fully phased-in at 4% of State personal income in 2010-2011. Similarly, new State-supported debt service costs were limited to 0.75% of total governmental funds receipts in 2000-2001 and gradually increased until it fully phased in at 5% during the 2014 fiscal year.

  Limitations on the issuance of State-supported debt and debt service costs must be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for permitted new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State- supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

  The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total outstanding State-supported debt.

  Based on the updated forecast, debt outstanding and debt service costs over the Financial Plan period are expected to remain below the limits imposed by the Debt Reform Act. However, the available room under the debt outstanding cap is expected to decline from $3.7 billion in the fiscal year 2015 to approximately $776 million in the fiscal year 2019.

•  General Obligation Bonds. General obligation debt is currently authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2014, the total amount of general obligation debt outstanding was $3.2 billion.

•  Short-Term Borrowings. Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State's ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created the Local Government Assistance Corporation. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

•  Personal Income Tax Revenue Bonds. As of March 31, 2014, approximately $28.8 billion of State Personal Income Tax Revenue Bonds ("State PIT Revenue Bonds") were outstanding. State PIT Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Healthcare. Included in the fiscal year 2014 Enacted Budget was legislation that authorizes the use of State Sales Tax Revenue Bonds and PIT Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State's Mental Health Facilities Improvement Revenue Bond program and the Dedicated Highway and Bridge Trust Fund program. This change allows the State to transition to the use of three primary credits — PIT Bonds, Sales Tax Revenue Bonds and General Obligation Bonds to finance the State's capital needs.

•  Interest Rate Exchange Agreements. As of March 31, 2014, the State's authorized issuers have a notional amount of $2.0 billion in interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 3.8% of total debt outstanding. The State's swap exposure is expected to decline from 3.8% in fiscal year 2014 to 2.7% in fiscal year 2018. Currently the State's swaps portfolio is comprised of synthetic fixed rate swaps. A synthetic fixed swap includes two separate transactions: (1) a variable rate bond is sold to bondholders, and (2) an interest rate exchange agreement between the State and a counterparty is executed. The interest rate exchange agreement results in the State paying a fixed interest rate (i.e., synthetic fixed rate) to the counterparty and the counterparty agrees to pay the State a variable rate (65% of LIBOR for all State swaps). The variable rate the State pays to bondholders and the variable rate the State is receiving from the counterparty offset each other, leaving the State with the synthetic fixed rate payment. The synthetic fixed rate was less than the fixed rate the State would have paid to issue traditional fixed rate bonds at that time. At this time, the State has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

•  Net Variable Rate Obligations. The State's net variable rate exposure (including a policy reserve) is projected to average 1.6% of outstanding debt from fiscal year 2014 through fiscal year 2018. The debt that is charged against the variable rate cap represents the State's unhedged variable rate bonds. The variable rate bonds that are issued in connection with a swap are not included in the variable rate cap, as discussed previously in the "Interest Rate Exchange Agreements" section. The State's current policy is to count 35% of the notional amount of outstanding 65% of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the bonds and the amount received by the State under its 65% of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure. The State has no plans to issue additional variable rate debt at this time, and may further reduce existing variable rate exposure.

•  Other Financing Arrangements. The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments. The above discussion of current and future State budgets is based on approximations, estimates and projections of revenues and expenditures for current and future fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the U.S., and there can be no assurance that the estimates will be achieved.

Public Authorities. The fiscal stability of New York is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue- producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its authorities were to default on their respective obligations.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

New York City. The fiscal demands on the State may be affected by the fiscal condition of New York City (the "City"), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and January 2014, the State Legislature passed 24 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits, most recently for Rockland County, the City of Long Beach and the City of Yonkers. When local governments are authorized to issue bonds to finance operating deficits, the local government generally is subject to certain additional fiscal oversight during the time the bonds are outstanding, including an annual budget review by the Office of the State Comptroller. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.

The Buffalo Fiscal Stability Authority has exercised Control Period powers with respect to the City of Buffalo since the City's 2004 fiscal year, but transitioned to Advisory Period powers commencing on July 1, 2012.

In January 2011, the Nassau County Interim Finance Authority ("NIFA") declared that it was entering a Control Period, citing the "substantial likelihood and imminence" that Nassau would incur a major operating funds deficit of one percent or more during the County's 2011 fiscal year. Nassau County challenged NIFA's determination and authority to impose a Control Period in State Supreme Court and did not prevail. NIFA is now exercising Control Period powers over Nassau County.

Various actions taken by NIFA or Nassau County have been the subject of Federal and State court decisions. For example, NIFA's imposition of a wage freeze has been the subject of litigation, and the New York State Court of Appeals has held that Nassau County could not transfer the responsibility for certain tax refunds to local governments and school districts. On May 10, 2014, NIFA approved labor contracts that include wage increases for various collective bargaining units, ending NIFA's 3-year imposition of the wage freeze.

Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which presently perform certain review and advisory functions. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's fiscal year 2014 or thereafter.

The City of Yonkers no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The Yonkers City School District is dependent upon the City of Yonkers as it lacks separate taxing authority for school operations. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the Yonkers City School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorizes the City of Yonkers to issue debt of up to $45 million to liquidate current deficits in the school district's general fund as of June 30, 2014. The Enacted Budget also provides $28 million to the City of Yonkers and Yonkers City School District for the school year 2015, subject to an Inter-Municipal Agreement to be executed between the City of Yonkers and the

Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State's credit rating has historically been upgraded and downgraded much more frequently than most other states.

The combined state and local taxes of residents of the State, and particularly of residents of the City, are among the highest in the country, which may limit the ability of the State and its localities to raise additional revenue. In addition, combined State and local debt per capita in the State is significantly above the national average and debt service expenditures have represented an increasing claim on State and local budgets. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

Special Risks Related to Cyber Security. The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

C. Fund Policies/Investment Restrictions

The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing.

The Fund will:

1. Seek to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity.

2. Invest at least 80% of its assets in New York tax-exempt municipal obligations.

In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; and (b) a "taxable security" is any security the interest on which is subject to federal income tax.

The Fund will not:

1. Invest 25% or more of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to municipal obligations, including those issued by the State of New York or its political subdivisions, or to domestic bank obligations.

2. Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.

4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5. Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

6. Purchase or sell real estate or interests therein, although the Fund may purchase securities secured by real estate or interests therein.

7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in disposing of a portfolio security.

In addition, as non-fundamental policies, which can be changed with Board approval and without shareholder vote, the Fund will not:

1. Make short sales of securities, except short sales against the box.

2. Invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3. Write, purchase or sell puts, calls, or combinations thereof.

The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

D. Disclosure of Portfolio Holdings

The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. In no instance may the Adviser or the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third-parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

In order to comply with amendments to Rule 2a-7, information concerning the Fund's portfolio holdings, as well as its daily weighted average portfolio maturity and weighted average life, is posted on its public website no later than five business days after the end of each month. It is also the current policy of the Fund to post this information on its website on a weekly basis. Also, the Fund files portfolio holdings information with the SEC on Form N-MFP within five business days after the end of each month. The SEC makes Form N-MFP filings publicly available on its website two months after the filing and a link to the SEC filing is posted on the Fund's website.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semi-annual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

The Fund also makes its complete portfolio holdings available weekly on its website, at least two business days following the end of the prior week. In addition, prospective investors generally may obtain holdings information if they enter into an agreement or undertaking to keep the information confidential.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third-parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third-party pursuant to an exemption unless and until the third-party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved, as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year-end and on an as-needed basis), (ii) counsel to the Fund (on an as-needed basis), (iii) counsel to the independent Trustees (on an as-needed basis) and (iv) members of the Board of Trustees (on an as-needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third-party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)
State Street Bank and Trust Company(*)	Complete portfolio holdings	Daily basis	(2)
BlackRock Financial Management Inc.(*)	Complete portfolio holdings	Daily basis	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Monthly basis	Approximately six business days after month end
Consultants and Analysts
Royal Bank of Canada(*)	Complete portfolio holdings	As needed	(2)
SEI Trust Company(*)	Complete portfolio holdings	As needed	(2)
Portfolio Analytics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

Further, certain entities such as municipalities, which may not be authorized to enter into a non-disclosure agreement, may enter into an undertaking to keep any nonpublic holdings information confidential.

All disclosures of non-public portfolio holdings information made to third-parties pursuant to the exemptions set forth in the Policy must be reviewed by Morgan Stanley Investment Management's ("MSIM") Legal and Compliance Division and approved by the Head of the Liquidity Business of MSIM. Disclosures made to third-parties in connection with (i) broker-dealer interest lists; (ii) shareholder in-kind distributions; (iii) attribution analyses; or (iv) transition managers are pre-approved for purposes of the Policy. In addition, the following categories of third-parties that may receive non-public portfolio holdings information are also pre-approved provided that they enter into non-disclosure agreements (as discussed above) (i) fund rating agencies; (ii) information exchange subscribers; (iii) consultants and analysts (including defined benefit and defined contribution plan sponsors, and variable annuity providers); (iv) portfolio analytics providers; and (v) service providers.

The Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

III. MANAGEMENT OF THE FUND

A. Board of Trustees

General.  The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

Trustees and Officers. The Board of the Fund consists of 12 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. 11 Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Adviser.

Board Structure and Oversight Function. The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Trustees has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee. The Audit Committee, the Governance Committee and the Closed-End Fund Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

B. Management Information

Trustees. The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Trustees nomination process is provided below under the caption "Independent Trustees and the Committees."

The Trustees of the Fund, their ages, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (defined below) overseen by each Trustee (as of December 31, 2014 unless otherwise indicated) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an investment adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the "Morgan Stanley AIP Funds") (collectively, the "Morgan Stanley Funds").

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various non-profit organizations.
Nancy C. Everett*** (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

***  Ms. Everett and Ms. Haussler joined the Board of Trustees of the Fund as Independent Trustees effective January 1, 2015.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Jakki L. Haussler*** (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

***  Ms. Everett and Ms. Haussler joined the Board of Trustees of the Fund as Independent Trustees effective January 1, 2015.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals)
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc.; Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (67) One New York Plaza New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Daniel E. Burton, Gladys Chang and Edward J. Meehan.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2014, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2014)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2014)
Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Nancy C. Everett(2)	N/A	N/A
Jakki L. Haussler(2)	N/A	N/A
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	None	over $100,000
Fergus Reid(1)	None	over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2014)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2014)
Interested:
James F. Higgins	None	over $100,000

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

(2)  Ms. Everett and Ms. Haussler joined the Board of Trustees of the Fund as Independent Trustees effective January 1, 2015.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has five committees:(1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the retail Morgan Stanley Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, an "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the

Governance Committee of the Fund are Kathleen A. Dennis, Michael E. Nugent and Fergus Reid, each of whom is an Independent Trustee. In addition, Michael E. Nugent (as Chairperson of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, all the Independent Trustees participate in the selection and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, Nancy C. Everett, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic, Nancy C. Everett and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Nancy C. Everett, Jakki L. Haussler, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. Within the Fund Complex, the Sub-Committees and their members are as follows:

(1) Equity – W. Allen Reed (Chairperson), Frank L. Bowman, Nancy C. Everett and Michael E. Nugent.

(2) Fixed Income – Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3) Money Market and Alternatives – Kathleen A. Dennis (Chairperson), Jakki L. Haussler, James F. Higgins and Joseph J. Kearns.

The Board formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Closed-End Fund Committee is Michael E. Nugent.

During the Fund's fiscal year ended December 31, 2014, the Board of Trustees held the following meetings:

Board of Trustees	6
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	5
Closed-End Fund Committee	4

Experience, Qualifications and Attributes.  The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director Emeritus for the Armed Services YMCA of the USA, Director of the U.S. Naval Submarine League and as Chairman of the charity J Street Cup Golf. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Executive Officer of the Merchandise Group, and with nearly 20 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Fund's Board. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive), a licensed attorney in the State of Ohio (inactive) and an audit committee financial expert under SEC regulations.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive Officer of Aetos Capital, LLC, Co-President of Aetos Alternatives Management, LLC and as a Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chairperson of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as a Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee or Director of certain investment companies in the JP Morgan Funds complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also previously served on the boards of other companies in the financial services industry, including AXA Financial, Inc. and AXA Equitable Life Insurance Company.

The Trustees' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Trustees for the Morgan Stanley Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications.  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. Compensation

Effective January 1, 2015, each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $240,000 ($230,000 prior to January 1, 2015) for serving as a Trustee of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and Sub-Committee Chairpersons (except for the Chairperson of the Closed-End Fund Committee) receive an additional annual retainer fee of $31,500. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $480,000 ($460,000 prior to January 1, 2015) for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years.

The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended December 31, 2014 and the aggregate compensation payable to each of the funds' Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2014.

Compensation(1)

Name of Independent Trustee	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Trustee(3)
Frank L. Bowman	$2,612	$261,500
Michael Bozic	2,563	261,500
Kathleen A. Dennis	2,612	261,500
Nancy C. Everett(4)	N/A	N/A
Jakki L. Haussler(4)	N/A	N/A
Manuel H. Johnson	2,871	293,000
Joseph J. Kearns(3)	3,026	340,750
Michael F. Klein(2)(3)	2,612	261,500
Michael E. Nugent	4,507	460,000
W. Allen Reed(2)(3)	2,612	261,500
Fergus Reid(3)	2,563	308,500
Name of Interested Trustee
James F. Higgins	2,260	230,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended December 31, 2014: Mr. Klein, $2,612 and Mr. Reed, $2,612.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2014 before deferral by the Trustees under the DC Plan. As of December 31, 2014, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein, Reed and Reid pursuant to the deferred compensation plan was $666,222, $260,630, $1,697,049 and $845,514, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(4)  Ms. Everett and Ms. Haussler joined the Board of Trustees of the Fund as Independent Trustees effective January 1, 2015.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2014 and by the Adopting Funds for the calendar year ended December 31, 2014, and the estimated retirement benefits for the Independent Trustees from the Fund as of the fiscal year ended December 31, 2014 and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

	Retirement benefits accrued as fund expenses		Estimated annual benefits upon retirement(1)
Name of Independent Trustee	By the Fund	By All Adopting Funds	From the Fund	From All Adopting Funds
Michael Bozic(2)	$(219)	$(9,955)	$967	$43,940
Manuel H. Johnson	688	31,557	1,420	64,338
Michael E. Nugent(2)	(322)	(14,620)	1,269	57,539

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

(2)  Messrs. Bozic's and Nugent's retirement expenses are negative due to the fact their expenses have been overaccrued.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the outstanding AA Sweep Class shares of the Fund as of March 30, 2015: Morgan Stanley Smith Barney LLC, 1300 Thames Street Wharf, 6th Floor, Baltimore, MD 21231 — 100.00%. The following owned beneficially or of record 5% or more of the outstanding Reserve Class shares of the Fund as of March 30, 2015: Morgan Stanley Smith Barney LLC, 1 New York Plaza, 12th Floor, New York, NY 10004 — 99.99%. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of April 1, 2015, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. Adviser and Administrator

The Adviser to the Fund is Morgan Stanley Investment Management Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, NY 10036. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation traded on the NYSE under the symbol "MS." Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Pursuant to an Amended and Restated Investment Advisory Agreement (the "Investment Advisory Agreement") with the Adviser, the Fund has retained the Adviser to manage and/or oversee the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Adviser monthly compensation calculated daily by applying the following annual rates to the daily net assets of the Fund determined as of the close of each business day: 0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

Administration services are provided to the Fund by Morgan Stanley Investment Management Inc. ("Administrator"), a wholly-owned subsidiary of Morgan Stanley, pursuant to a separate administration agreement (the "Administration Agreement") entered into by the Fund with the Administrator. Prior to January 1, 2014, the Administrator was Morgan Stanley Services Company Inc. The Fund pays the Administrator monthly compensation at the annual rate of 0.05% of daily net assets.

Morgan Stanley Investment Management Inc., as the Adviser and the Administrator, has agreed to assume all operating expenses of the Fund and to waive the advisory fee and administration fee, as applicable, to the extent that such expenses and fees, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), on an annualized basis exceeds 0.60% of the average daily net assets of the Fund. In addition, the Fund's Distributor, Adviser and Administrator have agreed to waive all or a portion of the Fund's shareholder services fee, advisory fee and administration fee, respectively, and/or reimburse expenses to the extent that total expenses exceed total income of the Fund on a daily basis. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The following table reflects for the Fund (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended December 31, 2012, 2013 and 2014:

Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
2012	2013	2014	2012	2013	2014	2012	2013	2014
$833,342	$293,153	$29,605	$4,384,978	$4,796,733	$5,093,922	$2,929	$2,827	$1,557

For the fiscal years ended December 31, 2012, 2013 and 2014, the Fund paid compensation under its Administration Agreement as follows:

Compensation Paid for the Fiscal Year Ended December 31,
2012		2013		2014
$669,916	(1)	$580,577	(2)	$362,439	(3)

(1)  The administration fee paid reflects a waiver of $33,178.

(2)  The administration fee paid reflects a waiver of $101,542.

(3)  The administration fee paid reflects a waiver of $325,081.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Trustees of the Fund. State Street's business address is One Lincoln Street, Boston, MA 02111-2101.

B. Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. LLC, which through their own sales organizations sell shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment to Financial Intermediaries of any sales commissions, service fees and other expenses for sales of the Fund's shares incurred or paid by Financial Intermediaries. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. Services Provided by the Adviser and Administrator

The Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among both Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Shareholder Services Plan; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Adviser or any corporate affiliate of the Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Adviser (not including compensation or expenses of attorneys who are employees of the Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. Shareholder Services Plan

The Fund has adopted a Shareholder Services Plan (the "Plan"). Pursuant to the Plan, the Fund may pay the Distributor as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of Reserve Class and AA Sweep Class, respectively. The fee is calculated and accrued daily and paid monthly. The service fee is for providing "personal service and/or the maintenance of shareholder accounts" as provided for in Section 2830(b)(9) of the NASD Conduct Rules, including (i) expenditures for overhead and other expenses of the Distributor, Morgan Stanley & Co. LLC and other affiliated broker-dealers, (ii) telephone and other communications expenses relating to the provision of shareholder services and (iii) compensation to and expenses of financial advisors and other employees of the Distributor, Morgan Stanley & Co. LLC and other affiliated broker-dealers for the provision of shareholder services. For the fiscal year ended December 31, 2014 the Fund did not pay any compensation to the Distributor pursuant to the Plan due to a waiver of $372,994 and $1,002,046 for Reserve Class and AA Sweep Class, respectively.

E. Other Service Providers

(1) Transfer Agent/Dividend Disbursing Agent

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169-0953, is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares.

(2) Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $250,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, is the independent registered public accounting firm for the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

F. Codes of Ethics

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

G. Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A, In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

H. Revenue Sharing

The Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley Smith Barney LLC in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley Smith Barney LLC for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by Morgan Stanley Smith Barney LLC, granting the Distributor access to Morgan Stanley Smith Barney LLC's financial advisors and consultants, providing assistance in the ongoing education and training of Morgan Stanley Smith Barney LLC's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by Morgan Stanley Smith Barney LLC's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.

These payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1) on Fund shares held in Morgan Stanley Smith Barney LLC brokerage accounts, an ongoing annual fee, payable quarterly, in an amount up to 0.18% of the total average daily NAV of such shares for the applicable quarterly period; and

(2) on Fund shares held in an account through certain 401(k) platforms in Morgan Stanley Smith Barney LLC's Corporate Retirement Solutions, an ongoing annual fee, payable quarterly, in an amount up to 0.20% of the total average daily NAV of such shares for the applicable quarterly period.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney LLC may provide Morgan Stanley Smith Barney LLC and/or its financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley Smith Barney LLC does not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC as to its compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. Brokerage Transactions

Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter ("OTC") market. Securities are generally traded in the OTC market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

Pursuant to orders issued by the SEC, the Fund is permitted to engage in principal transactions, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Fund's Adviser.

During the fiscal years ended December 31, 2012 and December 31, 2013, the Fund effected principal transactions with Morgan Stanley & Co. LLC. During the fiscal year ended December 31, 2014, the Fund did not effect any principal transactions with Morgan Stanley & Co. LLC.

B. Commissions

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co. LLC, and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended December 31, 2012, 2013 and 2014, the Fund did not pay any brokerage commissions or concessions.

During the fiscal years ended December 31, 2012, 2013 and 2014, the Fund did not pay any brokerage commissions to an affiliated broker or dealer.

C. Brokerage Selection

The Adviser is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, the Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser serves as investment adviser to a number of clients, including other investment companies. The Adviser attempts to equitably allocate purchase and sale transactions among the Fund and other client accounts. To that end, the Adviser considers various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Fund and other client accounts.

The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. Selection of approved brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. The Adviser effects transactions with those broker-dealers under the obligation to seek best execution. The Adviser may place portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund and the Adviser. Services provided may include certain research services (as described below), as well as effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

For those costs not decoupled, but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for proprietary research services provided in accordance with Section 28(e) of the 1934 Act. Such transactions include equity transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third-party benefits/research so long as all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Where a particular item (such as proxy services) has both research and non-research related uses, the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission that results in the receipt of such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing such services.

The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Conduct Authority and Prudential Regulation Authority Rules and other relevant regulatory requirements.

The Adviser and certain of its affiliates currently serve as an investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser, and its affiliates, to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Fund and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. Regular Broker-Dealers

During the fiscal year ended December 31, 2014, the Fund did not purchase any securities issued by issuers who were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At December 31, 2014, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES

The Fund offers two classes of shares, the Reserve Class and the AA Sweep Class. Effective November 1, 2005, outstanding shares were reclassified as Reserve Class shares. The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. The Reserve Class and the AA Sweep Class bear expenses related to the distribution of their respective shares.

The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Redemptions. A check drawn by a shareholder against his or her account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

Suspension of Redemptions. Redemptions are not made on days during which the NYSE is closed. In addition, when the Securities Industry and Financial Markets Association recommends that the securities markets close early, payments with respect to redemption requests received subsequent to the recommended close will be made the next business day. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Outside Brokerage Accounts/Limited Portability. Most Fund shareholders hold their shares with Morgan Stanley Smith Barney LLC. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or Financial Intermediaries that have entered into agreements with the Distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. After a transfer, you will not, however, be able to exchange shares of this Fund (or any other Morgan Stanley Fund that is not a Morgan Stanley Multi-Class Fund) for any other Morgan Stanley Fund.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable contingent deferred sales charges.

B. Offering Price

The price of Fund shares, called NAV, is based on the value of the Fund's portfolio securities.

The Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the NAV of its shares, even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant NAV per share of $1.00.

The use of the amortized cost method to value the portfolio securities of the Fund and the maintenance of the per share NAV of $1.00 is permitted pursuant to Rule 2a-7 under the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the NAV per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between NAV per share using amortized cost to value portfolio securities and NAV per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation.

Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

An "NRSRO" is a nationally recognized statistical rating organization. At the time the Fund acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) (i) in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs; or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO (the "Requisite NRSROs").

An Eligible Security is generally defined in the Rule to mean (i) a rated security with a remaining maturity of 397 calendar days or less that has received a rating from the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) An Unrated Security that is of comparable quality to a security meeting the requirements of (1) above, as determined by the Trustees; (iii) In addition, in the case of a security that is subject to a Demand Feature or Guarantee: (A) The Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless: (1) the Guarantee is issued by a person that directly or indirectly, controls, is controlled by or is under a common control with the issuer of the security subject to the Guarantee (other than a sponsor or a Special Purpose Entity with respect to an Asset-Backed Security): (2) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully; or (3) the Guarantee itself is a Government Security and (B) the issuer of the Demand Feature, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee (if such substitution is permissible under the terms of the Demand Feature or Guarantee). The Fund will limit its investments to securities that meet the requirements for Eligible Securities.

The Rule further requires that the Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. As permitted by the Rule, the Trustees have delegated to the Adviser the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

Also, as required by the Rule, the Fund will limit its investments in securities, other than government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, with respect to 75% of its total assets no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by an NRSRO, or that have been determined to be of comparable quality: (i) no more than 3% in the aggregate of the Fund's total assets in all such securities, (ii) no more than the greater of 0.5% of total assets in the securities of any one issuer and (iii) the remaining maturity of any such securities must be 45 days or less.

The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 60 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 60 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 60 days or less as soon as is reasonably practicable.

In the unlikely event that the Fund's Board of Trustees are to determine pursuant to Rule 2a-7 that the extent of the deviation between the Fund's amortized cost per share and its market-based NAV per share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, including, but not limited to, considering suspending redemption of shares and liquidating the Fund under Rule 22e-3 under the Investment Company Act.

If the Trustees determine that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based NAV per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Fund of any such change.

IX. TAXES

The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are generally not a consideration for shareholders such as tax exempt entities and tax advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any income or net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

Taxation of Dividends and Distributions. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter-end of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An obligation will be considered a tax-exempt security only if, in the opinion of bond counsel, the interest payable is exempt from federal and State and New York City income tax. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder generally incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

The Fund intends to invest a portion of its assets in certain "private activity bonds." As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).

Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividend received deduction available to corporations or for the reduced rate of taxation applicable to qualified dividend income available to individuals.

Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15% or 20% depending on whether the shareholder's income exceeds certain threshold amounts.

Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and new gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities, while not subject to U.S. tax on distributions of net long-term capital gains or exempt-interest dividends, may be subject to withholding of U.S. tax on distributions made by the Fund of any taxable interest income and short-term capital gains. Such prospective investors are urged to consult their tax advisors regarding the tax consequences to them of dividends and distributions and the potential applicability of the U.S. estate tax.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

Purchases and Redemptions and Exchanges of Fund Shares. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the NAV of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the NAV of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15% or 20%, depending on whether the shareholder's income exceeds certain threshold amounts. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares.

Exchanges of Reserve Class shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund. Shares of the AA Sweep Class are not exchangeable for shares of another fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

Other Considerations. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax (currently, at a rate of 28%) ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may credited against a taxpayer's regular federal income tax liability.

New York State and City Tax Considerations.  To the extent that dividends are derived from interest on New York tax-exempt securities, such dividends will also be exempt from New York State and New York City personal income and unincorporated business taxes, but not corporate franchise taxes.

Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for New York State or City income tax purposes.

Shareholders who are New York residents will normally be subject to federal, New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For federal and New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State corporate franchise tax and New York City general corporation tax if received by a corporation doing business in New York State or New York City, to state taxes in states other than New York, and to local taxes.

X. UNDERWRITERS

The Fund's Reserve Class shares are offered to the public on a continuous basis. Shares of the AA Sweep Class are offered exclusively to investors who have an Active Assets Account with Morgan Stanley & Co. LLC. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Shareholder Services Plan."

XI. PERFORMANCE DATA

The Reserve Class' yield for the seven days ended December 31, 2014 was 0.01%. The seven-day effective yield on December 31, 2014 was 0.01%, assuming daily compounding.

Based upon a combined federal and New York personal income tax bracket of 44.93%, the Reserve Class' tax-equivalent yield for the seven days ended December 31, 2014 was 0.02%.

The AA Sweep Class' yield for the seven days ended December 31, 2014 was 0.01%. The seven-day effective yield on December 31, 2014 was 0.01%, assuming daily compounding.

Based upon a combined federal and New York personal income tax bracket of 44.93%, the AA Sweep Class' tax-equivalent yield for the seven days ended December 31, 2014 was 0.02%.

XII. FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 2014, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

XIII. FUND COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund's legal counsel.

*****

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Appendix A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we believe we can make a positive impact on the governance structure. MSIM's engagement process, through private communication with companies, allows us to understand the governance structure at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger results in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider witholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/renumeration, nominating/governance or audit committee.

d.  We consider withholding support or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve no more than two outside boards given the level of time commitment required in their primary job.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the U.S., we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the U.S., we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any other evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

  However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder right to call meetings: We consider proposals to enhance a shareholder's right to call a special meeting on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the rights of holders of 10% or more of shares to call special meetings, unless the board or state law has a set policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provision.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) and proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues. Shareholders in the U.S. and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate, social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Funds of Funds. Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The

Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP"): (i) closed-end funds registered under the Investment Company Act of

1940, as amended, (ii) discretionary separate accounts, (iii) unregistered funds and (iv) non-discretionary accounts offered in connection with AIP's Customized Advisory Portfolio Solutions service.

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team, the Private Equity Real Estate Fund of Funds investment team or the Hedge Funds Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Approved by the Morgan Stanley Funds Board on September 16-17, 2014.

APPENDIX B — DESCRIPTION OF RATINGS

I.  Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Judged to be of the highest quality, with minimal credit risk;

Aa: judged to be of high quality and are subject to very low credit risk;

A: judged to be upper medium-grade obligations, subject to low credit risk;

Baa: judged to be medium-grade obligations and subject to moderate credit risk and as such may possess certain speculative characteristics;

Ba: judged to be speculative and are subject to substantial credit risk;

B: considered speculative and are subject to high credit risk;

Caa: judged to be of poor standing and are subject to very high credit risk;

Ca: highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest;

C: the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

II.  Excerpts from Standard & Poor's Rating Group's Corporate Bond Ratings

AAA: Highest rating assigned for an obligation; obligor's capacity to meet its financial commitment on the obligation is extremely strong;

AA: obligation differs from the highest-rated obligations only to a small degree; obligor's capacity to meet its financial commitment on the obligation is very strong;

A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor's capacity to meet its financial commitment on the obligation is still strong;

BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation;

BB, B, CCC, CC, C: obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions;

BB: obligation is less vulnerable to nonpayment than other speculative issues; it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation;

B: obligation is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation;

CCC: obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation; in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation;

CC: obligation is currently highly vulnerable to nonpayment; default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default;

C: currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher;

D: obligation is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made within five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

III.  Excerpts from Fitch, Inc.'s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk; default is a real possibility.

CC: Very high levels of credit risk; default of some kind appears probable.

C: Exceptionally high levels of credit risk; default is imminent or inevitable, or the issuer is in standstill.

RD: Indicates an issuer that in Fitch's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

D: Default indicates an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-Term rating category or to categories below CCC.

IV.  Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V.  Excerpts from Standard & Poor's Rating Group's Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

VI.  Excerpts from Fitch, Inc's Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for payment of financial commitments, which is unlikely to be adversely affected by foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor's capacity for payment of financial commitments is very strong and is not significantly vulnerable to foreseeable events.

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor's capacity for payment of financial commitments is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of good credit quality. The obligor's capacity for payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity.

BB: These preferred stocks are considered speculative and have an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time. However, business or financial flexibility exists which supports the servicing of financial commitments.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting financial commitments, the capacity for continued timely payment is vulnerable to deterioration in the business and economic environment.

CCC: These preferred stocks are considered to have substantial credit risk. Default is a real possibility.

CC: These preferred stocks are considered to have very high levels of credit risk. Default of some kind appears probable.

C: These preferred stocks are considered to have exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

D: Default indicates an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-Term rating category, or to categories below CCC.

MORGAN STANLEY NEW YORK MUNICIPAL MONEY MARKET TRUST

PART C

OTHER INFORMATION

ITEM 28. Exhibits

(a)(1).

Declaration of Trust of the Registrant, dated December 27, 1989, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 23, 1996.

(2).

Amendment to the Declaration of Trust of the Registrant, dated February 19, 1993, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 23, 1996.

(3).

Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on February 26, 1999.

(4).

Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 26, 2002.

(5).

Instrument Establishing and Designating Additional Classes of Shares of the Registrant, dated October 27, 2005, is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 9, 2005.

(6)

Amendment, dated January 1, 2012, to the Declaration of Trust of the Registrant (with respect to the change in the registered agent), is incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April 26, 2012.

(b).

Amended and Restated By-Laws of the Registrant, dated February 27, 2008, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on April 25, 2008.

(c).	Not applicable.

(d).

Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated July 31, 2011, is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of Morgan Stanley Mortgage Securities Trust, filed on April 28, 2015.

(e)(1).

Distribution Agreement between the Registrant and Morgan Stanley Distribution, Inc., dated July 31, 2011, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of Morgan Stanley Mortgage Securities Trust, filed on April 28, 2015.

(2).

Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Morgan Stanley Fundamental Value Fund, filed on January 25, 2006.

(3).

Addendum No. 1 to Selected Dealer Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Morgan Stanley Strategist Fund, filed on September 26, 2007.

(4).

First Amendment to Addendum No. 1 to the Selected Dealer Agreement, dated February 15, 2008, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Morgan Stanley Limited Term Municipal Trust, filed on July 25, 2008.

(5).

Form of Dealer Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Morgan Stanley Aggressive Equity Fund, filed on November 22, 2006.

(f).

Second Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 28, 2000.

(g).

Custody Agreement between the Registrant and State Street Bank and Trust Company, dated March 7, 2008, is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund, Inc., filed on April 27, 2015.

(h)(1).

Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated as of July 1, 2013, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund, Inc., filed on April 27, 2015.

(2)

Amendment, dated as of June 2, 2014, to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated as of July 1, 2013, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 26, 2014.

(3).

Administration Agreement with Morgan Stanley Investment Management Inc., dated as of January 1, 2014, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of Morgan Stanley Mortgage Securities Trust, filed on April 28, 2015.

(i)(1).	Opinion of Clifford Chance US LLP, is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on February 13, 2006.

(2).	Consent of Dechert LLP, filed herein.

(3).	Opinion of Dechert LLP, is incorporated herein by reference to Exhibit (i)(2) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on February 13, 2006.

(j).	Consent of Independent Registered Public Accounting Firm, filed herein.

(k).	Not applicable.

(l).	Not applicable.

(m).

Shareholder Services Plan, dated July 31, 2011, between the Registrant and Morgan Stanley Distribution, Inc., is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 28, 2011.

(n).

Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April 26, 2012.

(o).	Not applicable.

(p)(1).

Code of Ethics of Morgan Stanley Investment Management, dated September 16, 2013, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 27, 2013.

(2).

Code of Ethics of the Morgan Stanley Funds is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 30, 2010.

(q).

Powers of Attorney of Trustees, dated April 23, 2015, are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund, Inc., filed on April 27, 2015.

ITEM 29. Persons Controlled by or Under Common Control with the Fund.

None

ITEM 30. Indemnification.

Pursuant to Section 5.3 of the Registrant’s Declaration of Trust and under Section 4.8 of the Registrant’s By-Laws, the indemnification of the Registrant’s trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant’s Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant’s Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant’s Administration Agreement, the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

Pursuant to Section 7 of the Registrant’s Underwriting Agreement, the Registrant shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, which may be based upon the Securities Act of 1933 (the “Act”), or on any other statute or at common law, on the grounds that the Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or the annual or interim reports to shareholders of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Underwriter; provided, however, that in no case (i) is the indemnity of the Registrant in favor of the Underwriter and any such controlling persons to be deemed to protect the Underwriter or any such controlling persons thereof against any liability to the Registrant or its security holders to which the Underwriter or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Underwriter or any such controlling persons, unless the Underwriter or any such controlling persons, as the case may be, shall have notified the Registrant in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Underwriter or such controlling persons (or after the Underwriter or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Registrant of any such claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. Insofar as indemnification for liabilities arising under the Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant, in conjunction with the Investment Adviser, the Registrant’s Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 31. Business and Other Connections of Investment Adviser

(a)           Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, is or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed below serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

See “Fund Management” in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Management Inc. (“Morgan Stanley Investment Management”). Morgan Stanley Investment Management is a wholly-owned subsidiary of Morgan Stanley.

Set forth below is the name and principal business address of each company for which directors or officers of Morgan Stanley Investment Management serve as directors, officers or employees:

Morgan Stanley Investment Management Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley Services Company Inc.

522 Fifth Avenue, New York, New York 10036

Listed below are the officers and Directors of Morgan Stanley Investment Management:

Name and Position with	Other Substantial Business, Profession
Morgan Stanley Investment Management	or Vocation

Gregory J. Fleming Managing Director and President	Chairman, Chief Executive Officer and President of Morgan Stanley Smith Barney LLC; Executive Vice President of Morgan Stanley.

Christopher O’Dell Managing Director and Secretary	Managing Director and Secretary of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Secretary of other entities affiliated with the Adviser.

Stefanie V. Chang Yu Managing Director and Chief Compliance Officer	Chief Compliance Officer of the Morgan Stanley Funds.

Jeffrey Gelfand Managing Director and Chief Financial Officer	Chief Financial Officer and Treasurer of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Secretary of other entities affiliated with the Adviser.

Mary Alice Dunne Managing Director and Director

Arthur Lev Managing Director and Director

Kevin Klingert Managing Director and Director	Director of Morgan Stanley Services Company Inc.; Managing Director of Morgan Stanley Distribution, Inc.

Jason Pizzorusso Managing Director and Treasurer

Feta Zabeli Managing Director and Director

Philip Varela Executive Director and Chief Anti-Money Laundering Officer	Executive Director and Anti-Money Laundering Officer of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-15757) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 32. Principal Underwriters

(a)                                 Morgan Stanley Distribution, Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distribution is also the principal underwriter of the following investment companies:

(1)                                 Active Assets California Tax-Free Trust

(2)                                 Active Assets Government Securities Trust

(3)                                 Active Assets Institutional Government Securities Trust

(4)                                 Active Assets Institutional Money Trust

(5)                                 Active Assets Money Trust

(6)                                 Active Assets Tax-Free Trust

(7)                                 AIP Series Trust

(8)                                 Morgan Stanley California Tax-Free Daily Income Trust

(9)                                 Morgan Stanley European Equity Fund Inc.

(10)                          Morgan Stanley Global Fixed Income Opportunities Fund

(11)                          Morgan Stanley Institutional Fund, Inc.

(12)                          Morgan Stanley Institutional Fund Trust

(13)                          Morgan Stanley Institutional Liquidity Funds

(14)                          Morgan Stanley Limited Duration U.S. Government Trust

(15)                          Morgan Stanley Liquid Asset Fund Inc.

(16)                          Morgan Stanley Mortgage Securities Trust

(17)                          Morgan Stanley Multi Cap Growth Trust

(18)                          Morgan Stanley Select Dimensions Investment Series

(19)                          Morgan Stanley Tax-Free Daily Income Trust

(20)                          Morgan Stanley U.S. Government Money Market Trust

(21)                          Morgan Stanley U.S. Government Securities Trust

(22)                          Morgan Stanley Variable Investment Series

(23)                          The Universal Institutional Funds, Inc.

(b)                                 The following information is given regarding directors and officers of Morgan Stanley Distribution. The principal address of Morgan Stanley Distribution is 522 Fifth Avenue, New York, NY 10036.

Name and Principal Business	Positions and Offices with	Positions and Offices with
Address	Underwriter	Registrant

Henry Kaplan	President and Director	None
Frederick McMullen	Director	None
Maureen O’Toole	Director	None
Jeffrey Gelfand	Chief Financial Officer and Treasurer	None
Christopher O’Dell	Secretary	None
Ilene Shore	Chief Compliance Officer	None
Philip Varela	Chief Anti-Money Laundering Officer	AML Officer
Sergio Lupetin	Financial and Operations Principal	None

(c)   Not applicable.

ITEM 33. Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-30(a)] of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

(records relating to its function as custodian and sub-administrator)

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169-0953

(records relating to its functions as transfer agent and dividend disbursing agent)

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(records relating to its function as investment adviser and administrator)

ITEM 34. Management Services

Registrant is not a party to any such management-related service contract.

ITEM 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 2014.

MORGAN STANLEY NEW YORK MUNICIPAL MONEY MARKET TRUST

By:	/s/ JOHN H. GERNON
John H. Gernon
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 35 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date

(1)	Principal Executive Officer	President and Principal Executive Officer

By	/s/ JOHN H. GERNON		April 30, 2015
John H. Gernon

(2)	Principal Financial Officer	Principal Financial Officer

By	/s/ FRANCIS J. SMITH		April 30, 2015
Francis J. Smith

(3)	Majority of the Trustees

INDEPENDENT TRUSTEES

	Frank L. Bowman	Joseph J. Kearns
	Michael Bozic	Michael F. Klein
	Kathleen A. Dennis	Michael E. Nugent (Chairman)
	Nancy C. Everett	W. Allen Reed
	Jakki L. Haussler	Fergus Reid
Manuel H. Johnson

By	/s/ CARL FRISCHLING		April 30, 2015
Carl Frischling
Attorney-in-Fact for the
Independent Trustees

INTERESTED TRUSTEE

James F. Higgins

By	/s/ Joseph C. Benedetti		April 30, 2015
Joseph C. Benedetti
Attorney-in-Fact for the
Interested Trustee

Exhibit Index

(i)(2)	Consent of Dechert LLP.

(j)	Consent of Independent Registered Public Accounting Firm.